                              EXHIBIT (8) (viii)
                              ------------------

Addendum to Participation Agreements between Variable Insurance Products Funds, Variable Insurance Products Funds II and Variable Insurance Products Funds III, Fidelity Distributors Corporation and PFL Life Insurance Company

                       Participation Agreement Addendum

                                   SCHEDULE A
                                   ----------
                                    Accounts
                                    --------

This Schedule shall be effective as of the date of the last signature below, and replaces and supersedes Schedule A to the Participation Agreement dated April 1, 1991 (as amended) among the Variable Insurance Products Fund, Fidelity Distributors Corporation and PFL Life Insurance Company.

                                                                        Date of Resolutions of
                                                                        Company's Board which
      Name of Contracts                  Name of Accounts              established the Accounts
------------------------------   --------------------------------   ----------------------------
Fidelity Income Plus                Fidelity Variable Annuity           August 24, 1979 (by an
 Individual Variable Annuity                 Account                    affiliate subsequently
 Contracts                                                             acquired by the Company)

PFL Retirement Builder           PFL Retirement Builder Variable
 Individual Variable Annuity             Annuity Account                    March 29, 1996
 Contracts


PFL Retirement Builder           PFL Retirement Builder Variable
 Immediate Variable Annuity              Annuity Account                    March 29, 1996
 Contracts


Portfolio Select Individual      PFL Retirement Builder Variable
 Variable Annuity Contracts              Annuity Account                    March 29, 1996


In witness whereof, we have hereunto set our hand as of the dates indicated:


PFL Life Insurance Company              Variable Insurance Products Fund

By: /s/ William                         By: /s/ Robert
  ----------------------------------       -------------------------------------
Title: President                        Title:  Senior Vice President
      ------------------------------          ----------------------------------
Date:  3/12/99                           Date:   3/9/99
    --------------------------------          ----------------------------------

Fidelity Distributors Corporation

By:  /s/
  ---------------------------------
Title:  Vice President
      -----------------------------
Date:    3/4/99
     ------------------------------

                        Participation Agreement Addendum

                                   SCHEDULE A
                                   ----------
                                    Accounts
                                    --------

This Schedule shall be effective as of the date of the last signature below, and replaces and supersedes Schedule A to the Participation Agreement dated April 1, 1991 (as amended) among Variable Insurance Products Fund II, Fidelity Distributors Corporation and PFL Life Insurance Company.


                                                                        Date of Resolutions of
                                                                         Company's Board which
       Name of Contracts                  Name of Accounts             established the Accounts
-------------------------------   --------------------------------   ----------------------------

Fidelity Income Plus                     Fidelity Variable              August 24, 1979 (by an
 Individual Variable Annuity              Annuity Account               affiliate subsequently
 Contracts                                                             acquired by the Company)


PFL Retirement Builder            PFL Retirement Builder Variable
 Individual Variable Annuity              Annuity Account                   March 29, 1996
 Contracts


PFL Retirement Builder            PFL Retirement Builder Variable
 Immediate Variable Annuity               Annuity Account                   March 29, 1996
 Contracts


Portfolio Select Individual       PFL Retirement Builder Variable
 Variable Annuity Contracts               Annuity Account                   March 29, 1996


In witness whereof, we have hereunto set our hand as of the dates indicated:


PFL Life Insurance Company              Variable Insurance Products Fund II

By: /s/ William                         By: /s/ Robert
  ----------------------------------       -------------------------------------
Title: President                        Title:  Senior Vice President
      ------------------------------          ----------------------------------
Date:  3/12/99                           Date:   3/9/99
    --------------------------------          ----------------------------------

Fidelity Distributors Corporation

By:  /s/
  ---------------------------------
Title:  Vice President
      -----------------------------
Date:    3/4/99
     ------------------------------

                        Participation Agreement Addendum

                                   SCHEDULE A
                                   ----------
                   Separate Accounts and Associated Contracts
                   ------------------------------------------

This Schedule shall be effective as of the date of the last signature below, and replaces and supersedes Schedule A to the Participation Agreement dated March 21, 1997 among Variable Insurance Products Fund III, Fidelity Distributors Corporation and PFL Life Insurance Company.


                                                                 Date of Resolutions of
                                                                 Company's Board which
      Name of Contracts              Name of Accounts           established the Accounts
-----------------------------   ---------------------------   --------------------------------

Fidelity Income Plus             Fidelity Variable Annuity       August 24, 1979 (by an
 Individual Variable Annuity              Account                affiliate subsequently
 Contracts                                                      acquired by the Company)

PFL Retirement Builder            PFL Retirement Builder
 Individual Variable Annuity     Variable Annuity Account            March 29, 1996
 Contracts


PFL Retirement Builder            PFL Retirement Builder
 Immediate Variable Annuity      Variable Annuity Account            March 29, 1996
 Contracts


Portfolio Select Individual       PFL Retirement Builder
 Variable Annuity Contracts      Variable Annuity Account            March 29, 1996


In witness whereof, we have hereunto set our hand as of the dates indicated:


PFL Life Insurance Company              Variable Insurance Products Fund III

By: /s/ William                         By: /s/ Robert
  ----------------------------------       -------------------------------------
Title: President                        Title:  Senior Vice President
      ------------------------------          ----------------------------------
Date:  3/12/99                           Date:   3/9/99
    --------------------------------          ----------------------------------

Fidelity Distributors Corporation

By:  /s/
  ---------------------------------
Title:  Vice President
      -----------------------------
Date:    3/4/99
     ------------------------------